UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION
www.flmb.uscourts.gov

In re:

Case No.: 3:16-bk-02230-PMG

RMS TITANIC, INC., *et al.*,

Chapter 11

Debtors. [1]

_____________________________/

(Jointly Administered)

ORDER GRANTING EMERGENCY MOTION OF THE OFFICIAL COMMITTEE OF EQUITY SECURITY HOLDERS FOR ENTRY OF AN ORDER GRANTING DERIVATIVE STANDING AND AUTHORITY TO PROSECUTE AND SETTLE CERTAIN CLAIMS ON BEHALF OF THE DEBTORS' ESTATES

THIS CAUSE came before the Court upon the Emergency Motion (the "Motion") (Doc. 1015)[2] of the Official Committee of Equity Security Holders of Premier Exhibitions, Inc., for entry of an Order granting the Equity Committee Derivative Standing and Authority to Prosecute and Settle Certain Claims on behalf of the Debtors' Estates, the Objection to Equity Committee's Emergency Derivative Standing Motion and Emergency Application to Employ Special Counsel (Doc. 1023) filed by the Official Committee of Unsecured Creditors (the "UCC Objection"), and the Objection to Equity Committee's Emergency Derivative Standing Motion and Emergency Application to Employ Special Counsel (Doc. 1029) filed by the Debtors (the "Debtors' Objection"). Through the Motion, the Equity Committee seeks derivative and exclusive standing

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[1] The Debtors in the chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number include: RMS Titanic, Inc. (3162); Premier Exhibitions, Inc. (4922); Premier Exhibitions Management, LLC (3101); Arts and Exhibitions International, LLC (3101); Premier Exhibitions International, LLC (5075); Premier Exhibitions NYC, Inc. (9246); Premier Merchandising, LLC (3867); and Dinosaurs Unearthed Corp. (7309) (collectively, the "Debtors"). The Debtors' service address is 3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071.

[2] Defined terms from the Motion are incorporated by reference herein.

to commence, prosecute, and if appropriate, settle the Estate Claims. The Court having considered the Motion, the UCC Objection, the Debtors' Objection, the Notice of Filing of Draft Complaint (Doc. 1035) (the "Notice") and the argument of counsel on the record at the May 23, 2018 hearing on the Motion, it is

ORDERED:

1. The Motion is **GRANTED** as set forth herein.

2. The Equity Committee has satisfied the requirements necessary for the Court to confer derivative and exclusive standing pursuant to 11 U.S.C. §§ 1103(c)(5) and 1109(b) to pursue the D&O Claims and the Equity Committee is hereby granted derivative and exclusive standing pursuant to 11 U.S.C. §§ 1103(c)(5) and 1109(b) to commence, prosecute, and if appropriate, settle, the D&O Claims.

3. The Adversary Proceeding to be initiated by the Equity Committee for advancing the D&O Claims similar to those set forth in the Notice (the "Adversary Proceeding") shall be stayed for a period from the date such adversary proceeding is initiated to a date to be set by the Court for a Status Conference approximately 60-days thereafter (the "Stay Period"), except for the following:

a. the Equity Committee's seeking entry of an ex parte order holding the Adversary Proceeding in abeyance pending a status conference to be separately scheduled and noticed by the Court (the "Ex Parte Order");

b. the Equity Committee's effectuating service of a complaint in the Adversary Proceeding and the Ex Parte Order; and

c. the Equity Committee's engaging in settlement negotiations by the parties in the Adversary Proceeding.

4. Until further order of the Court, defendants to any of the D&O Claims shall not be required to file a responsive pleading during the Stay Period.

5. The Court shall schedule a status conference approximately sixty (60) days from the date the Adversary Proceeding is commenced.

6. Any additional adversary proceedings initiated by the Equity Committee to pursue any of the D&O Claims will be stayed on the same terms and conditions as set forth in this Order.

7. The Court shall continue the Motion with respect to the Transfer Claims until the June 7, 2018 hearing scheduled in the above-captioned Chapter 11 case.

8. The Court retains jurisdiction to interpret and enforce the terms of this Order.

Dated May 25 2018, in Jacksonville, Florida.

Paul M. Glenn
United States Bankruptcy Judge

Attorney Jacob A. Brown is directed to serve a copy of this Order on interested parties who are non-CM/ECF users and file a proof of service within 3 days of entry of the Order.